CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Clean Power Technologies Inc. (the “Company”) on Form 10-QSB for the period ended February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Abdul Mitha, President and Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 19, 2007

By:   /s/ Abdul Mitha

Name: Abdul Mitha

Title:    President (Principal Executive Officer)